BANKNORTH LARGE CAP CORE FUND
BANKNORTH LARGE CAP GROWTH FUND
banknorth large cap value fund
BANKNORTH SMALL/MID CAP CORE FUND
(Portfolios of Banknorth Funds)
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Supplement to the Prospectus dated October 31, 2001

I. A Special Meeting of Shareholders of Banknorth Large Cap Growth Fund (the "Growth Fund") and Banknorth Large Cap Value Fund (the "Value Fund"), portfolios of Banknorth Funds (the "Trust"), will be held on August 9, 2002 at 2:00 p.m., Eastern time, at the Trust's principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010. At this meeting, shareholders will be asked to vote on the proposed Agreements and Plans of Reorganization (the "Reorganization" or "Reorganizations") described below. If approved by shareholders, these Reorganizations will take effect on August 9, 2002. Shareholders will be notified if the Reorganizations are not approved. Please keep this supplement for your records.

The proposals are as follows:

     To approve or disapprove a proposed Reorganization pursuant to which Banknorth Large Cap Core Fund (the "Core Fund") would acquire all of the assets of the Growth Fund in exchange for shares of the Core Fund, a portfolio of Banknorth Funds, to be distributed pro rata by the Growth Fund to holders of its shares, in complete liquidation and termination of the Growth Fund.

     To approve or disapprove a proposed Reorganization pursuant to which Banknorth Large Cap Core Fund (the "Core Fund") would acquire all of the assets of the Value Fund in exchange for shares of the Core Fund, a portfolio of Banknorth Funds, to be distributed pro rata by the Value Fund to holders of its shares, in complete liquidation and termination of the Value Fund.

     The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

     For more information on the above Reorganizations, please request a copy of the Funds' proxy statement.

II. Please replace the third sentence from the end of the section entitled "Strategy" for the Core Fund, the Growth Fund and the Value Fund with the following: "Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in large capitalization equity investments."

     Please replace the third sentence from the end of the section entitled "Strategy" for the Banknorth Small/Mid Cap Core Fund with the following: "Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in small/mid capitalization equity investments."


                                                                    July 5, 2002

Cusip 06646S204
Cusip 06646S303
Cusip 06646S402
Cusip 06646S501
27586 (07/02)